UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________

Date of Report (Date of earliest event reported):  October 20, 2003

BEDFORD PROPERTY INVESTORS, INC.

 (Exact Name of Registrant as Specified in Charter)

Maryland                                        1-12222                                 68-0306514

(State or Other Jurisdiction               (Commission                            (I.R.S. Employer

of Incorporation)                               File Number)                          Identification No.)

270 Lafayette Circle

Lafayette, CA   94549

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

004091-0035-02676-NY01.2136877.2

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Item 7.

Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.

Description

99.17

Press release, dated October 20, 2003, of Bedford Property Investors, Inc.

Item 12.

Results of Operations and Financial Condition.

On October 20, 2003, Bedford Property Investors, Inc. issued a press release to report its financial results for the quarter ended September 30, 2003.  A copy of this press release is attached to this report as Exhibit 99.17.  The information contained in this item and in the attached Exhibit 99.17 is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By:

/s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  October 20, 2003

10/16/03 10:57 AM

EXHIBIT INDEX

Exhibit No.	Description
99.17	Press release, dated October 20, 2003, of Bedford Property Investors, Inc.